                 1st FRANKLIN FINANCIAL CORPORATION

                         INDEX TO EXHIBITS


Exhibit No.                                                          Page No.
- ----------                                                           -------

   19      Quarterly Report to Investors for the Three Months Ended
             March 31, 1996 ..........................................  4

   27      Financial Data Schedule.................................... 13